                                                              EXHIBIT 99.1





                             LETTER OF TRANSMITTAL


                             TO TENDER FOR EXCHANGE


                     11 3/4% SENIOR SECURED NOTES DUE 2005


                                       OF


                       JONES INTERNATIONAL NETWORKS, LTD.


                           PURSUANT TO THE PROSPECTUS
                            DATED OCTOBER ____, 1998


         THIS OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK TIME, ON ____________, 1998, UNLESS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION (THE "EXPIRATION DATE"). TENDERS OF NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.


                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                    UNITED STATES TRUST COMPANY OF NEW YORK

By Mail via the enclosed envelope:            By Overnight Courier or Express Mail:               By Hand:

   United States Trust Company                 United States Trust Company                United States Trust Company
        of New York                                   of New York                                 of New York
P.O. Box 841, Peter Cooper Station              770 Broadway, 13th Floor                   111 Broadway, Lower Level
    New York, NY 10276-0841                         New York, NY 10003                         New York, NY 10006
Attention: Corporate Trust and Agency       Attention: Corporate Trust and Agency      Attention: Corporate Trust and Agency
          Services                                        Services                               Services




      By Facsimile:                                          Phone Number:
     (212)420-6155                                          (800) 225-2398










          PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND PRINT OR TYPE ALL RESPONSES. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

          HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

             This Letter of Transmittal is to be used by holders ("Holders") of 11 3/4% Senior Secured Notes due 2005 (the "Old Notes") of Jones International Networks, Ltd. (the "Company") if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by such Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at the Depository Trust Company ("DTC") pursuant to the procedures set forth under the caption "The Exchange Offer -Procedures for Tendering Old Notes" and "Book-Entry; Delivery and Form" in the Prospectus dated October _____, 1998 (the "Prospectus"); or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer - Guaranteed Delivery Procedures" in the Prospectus, and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP"). The undersigned hereby acknowledges receipt of the Prospectus. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Prospectus.

             Holders of Old Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the exchange offer as set forth in the Prospectus and this Letter of Transmittal (together, the "Exchange Offer") must transmit their acceptance to DTC; which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a notice of guaranteed delivery through ATOP.

          DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

             If a Holder desires to tender Old Notes pursuant to the Exchange Offer and time will not permit this Letter of Transmittal, certificates representing such Old Notes and all other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, then such Holder must tender such Old Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer - Guaranteed Delivery Procedures" in the Prospectus. See Instruction 2.

             The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

--------------------------------------------------------------------------------
                              TENDER OF OLD NOTES
--------------------------------------------------------------------------------


        [_]     CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.



        [_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:__________________________________________________

Account Number:_________________________________________________________________

Transaction Check Number:_______________________________________________________

        [_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):________________________________________________

Window Ticket Number (if any):__________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Name of Eligible Institution that Guaranteed Delivery:__________________________

--------------------------------------------------------------------------------

        List below the Old Notes to which this Letter of Transmittal relates. The name(s) and address(es) of the Registered Holder(s) should be printed, if not already printed below, exactly as they appear on the Old Notes Tendered hereby. The Old Notes and the principal amount of Old Notes, in integrals of $1,000 that the Undersigned wishes to tender should be indicated in the appropriate boxes. If the space provided is inadequate, list the certificate number(s) and principal amount(s) on a separately executed schedule and affix the schedule to this Letter of Transmittal.

-----------------------------------------------------------------------------------------------------------------------------
                                                     DESCRIPTION OF OLD NOTES
=============================================================================================================================
                                                                                                    PRINCIPAL
        Name(s) and Address(es)                                                                      Amount
        of Registered Holder(s)                                      Aggregate                      Tendered
       (Please fill in if blank)                Certificate        Principal Amount              (in integrals of
           See Instruction 3.                   Number(s)*          Represented**                $1,000 only)**
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                        Total Principal
                                        Amount of
                                        Old Notes
-----------------------------------------------------------------------------------------------------------------------------
         *   Need not be completed by Holders tendering by book-entry transfer.
         **  Unless otherwise specified, the entire aggregate principal amount represented by the Old Notes described above will be deemed to be tendered. See Instruction 4.
-----------------------------------------------------------------------------------------------------------------------------

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby tenders to Jones International Networks, Ltd. (the "Company"), upon the terms and subject to the conditions set forth in its Prospectus dated October _____, 1998 (the "Prospectus"), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal (which together constitute the "Exchange Offer"), the principal amount of Old Notes indicated in the foregoing table entitled "Description of Old Notes" under the column heading "Principal Amount Tendered." The undersigned represents that it is duly authorized to tender all of the Old Notes tendered hereby which it holds for the account of beneficial owners of such Old Notes ("Beneficial Owner(s)") and to make the representations and statements set forth herein on behalf of such Beneficial Owner(s).

        Subject to, and effective upon, the acceptance for purchase of the principal amount of Old Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of; the Company, all right, title and interest in and to all of the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Old Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to
(i) present such Old Notes and all evidences of transfer and authenticity to, or transfer ownership of; such Old Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Old Notes for transfer of ownership on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus.

        By accepting the Exchange Offer, the undersigned hereby represents and warrants to the Company and the Subsidiary Guarantors that (i) the Exchange Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iii) except as indicated below, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), of the Company or the Subsidiary Guarantors and (iv) the undersigned and each Beneficial Owner acknowledge and agree that
(x) any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes acquired by such person with a registration statement containing the selling securityholder information required by Item 507 of Regulation S-K promulgated by the Securities and Exchange Commission (the "Commission") and cannot rely on the interpretation of the Staff of the Commission described in the section of the Prospectus entitled "The Exchange Offer-Resale of The Exchange Notes" and (y) any broker-dealer that, pursuant to the Exchange Offer, receives Exchange Notes for its own account in exchange for Old Notes which it acquired for its own account as a result of market-making activities or other trading activities must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account, it represents and warrants that the Old Notes to be exchanged for the Exchange Notes were acquired as the result of market-making activities or other trading activities, and it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer shall not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned understands that tenders of Old Notes may be withdrawn by written notice of withdrawal received by the Exchange Agent at any time prior to the Expiration Date in accordance with the Prospectus. In the event of a termination of the Exchange Offer, the Old Notes tendered pursuant to the Exchange Offer will be returned to the tendering Holders promptly (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to the account maintained at DTC from which such Old Notes were delivered). If the Company makes a material change in the terms of the Exchange Offer or the information concerning the Exchange Offer or waives a material condition of such Exchange Offer, the Company will disseminate additional Exchange Offer materials and extend such Exchange Offer, if and to the extent required by law.

        The undersigned understands that the tender of Old Notes pursuant to any of the procedures set forth in the Prospectus and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer. The Company's acceptance for exchange of Old Notes tendered pursuant to any of the procedures described in the Prospectus will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer. For purposes of the Exchange Offer, the undersigned understands that validly tendered Old Notes (or defectively tendered Old Notes with respect to which the Company has waived such defect or has caused such defect to be waived) will be deemed to have been accepted by the Company if, as and when the Company gives oral or written notice thereof to the Exchange Agent.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby, and that when such tendered Old Notes are accepted for purchase by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive the death or incapacity of, the undersigned and any Beneficial Owner(s), and any obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and such Beneficial Owner(s).

        The undersigned understands that the delivery and surrender of any Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

        Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that any Old Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned (and in the case of Old Notes tendered by book-entry transfer, by credit to the account of DTC), and Exchange Notes issued in exchange for Old Notes pursuant to the Exchange Offer be issued to the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Old Notes representing principal amounts not tendered or not accepted for exchange and Exchange Notes issued in exchange for Old Notes pursuant to the Exchange Offer be delivered to the undersigned at the address shown below the undersigned's signature(s). In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Old Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of, certificates for such Old Notes be delivered to, and Exchange Notes issued in exchange for Old Notes pursuant to the Exchange Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the principal amount of such Old Notes so tendered.

[_] CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD OLD NOTES TENDERED HEREBY IS AN AFFILIATE OF THE COMPANY, OR ANY SUBSIDIARY GUARANTOR.

[_] CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD OLD NOTES TENDERED HEREBY IS A BROKER-DEALER WHO ACQUIRED SUCH NOTES DIRECTLY FROM THE COMPANY, ANY SUBSIDIARY GUARANTOR, OR AN AFFILIATE OF THE COMPANY.

[_] CHECK HERE AND COMPLETE THE LINES BELOW IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD OLD NOTES TENDERED HEREBY IS A BROKER-DEALER WHO ACQUIRED SUCH NOTES IN MARKET-MAKING OR OTHER TRADING ACTIVITIES OR IS OTHERWISE SUBJECT TO PROSPECTUS DELIVERY OBLIGATIONS UNDER THE SECURITIES ACT OF 1933. IF THE BOX IS CHECKED, THE COMPANY WILL SEND 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO TO YOU OR SUCH BENEFICIAL OWNER AT THE ADDRESS SPECIFIED IN THE FOLLOWING LINES.


Name:______________________________________

Address:___________________________________
___________________________________________

---------------------------------------------------------   ---------------------------------------------------------
            SPECIAL ISSUANCE INSTRUCTIONS                   SPECIAL DELIVERY INSTRUCTIONS
          (SEE INSTRUCTIONS 1, 5, 6 AND 7)                  (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if Old Notes in a                      To be completed ONLY if Old Notes in a
principal amount not tendered or not accepted for           principal amount not tendered or not accepted for
exchange are to be issued in the name of,                   exchange are to be sent to or Exchange Notes are to be
someone other than the person(s) whose signature(s)         sent to, someone other than the person(s) whose signature(s)
appear(s) within this Letter of Transmittal or              appear(s) within this Letter of Transmittal or
issued to an address different from that shown in           issued to an address different from that shown in
the box entitled "Description of Old Notes" within          the box entitled "Description of Old Notes" within
this Letter of Transmittal.                                 this Letter of Transmittal.

        [_]                                                         [_]
Issue:          Old Notes                                   Delivery:       Old Notes
        [_]     Exchange Notes                                      [_]     Exchange Notes
                (check as applicable)                                       (check as applicable)


Name .....................................................  Name .....................................................
                (PLEASE PRINT)                                              (PLEASE PRINT)

Address...................................................  Address...................................................
                (PLEASE PRINT)                                              (PLEASE PRINT)

 ..........................................................  ..........................................................
                                                                              (ZIP CODE)

        (TAX IDENTIFICATION OR SECURITY NUMBER)                     (TAX IDENTIFICATION OR SECURITY NUMBER)
            (SEE SUBSITUTE FORM W-9 HEREIN)                             (SEE SUBSITUTE FORM W-9 HEREIN)


--------------------------------------------------------------------------------
                                PLEASE SIGN HERE

                       (To be completed by all tendering
              Holders of Old Notes regardless of whether Old Notes
                    are being physically delivered herewith)



This Letter of Transmittal must be signed by the registered Holder(s) exactly as name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as owner of Old Notes, or by the person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.



 ................................................................................

 ................................................................................

          Signature(s) of Registered Holder(s) or Authorized Signatory
                       (See guarantee requirement below)


Dated:  ....................................................................1998
Name(s):........................................................................
        ........................................................................
                                 (Please Print)


Capacity (Full Title)...........................................................
Address:........................................................................
 ................................................................................
                              (Including Zip Code)



Area Code and
Telephone Number................................................................

Tax Identification or
Social Security Number:.........................................................
                              (Complete Accompanying Substitute Form W-9)


                              SIGNATURE GUARANTEE
                     (IF REQUIRED-SEE INSTRUCTIONS 1 AND 5)

Authorized Signature............................................................
Name of Firm....................................................................

                               [PLACE SEAL HERE]


--------------------------------------------------------------------------------

                                 INSTRUCTIONS



Forming Part of the Terms and Conditions of the Exchange Offer



     1. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a recognized member of the Medallion Signature Guarantee Program or by any other "eligible guarantor institution," as such term is defined in Rule l7Ad-15 promulgated under the Exchange Act (each of the foregoing, an "Eligible Institution"), unless the Old Notes tendered hereby are tendered (i) by a registered Holder of Old Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Old Notes) that has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution. If the Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal, if Old Notes not accepted for exchange or not tendered are to be returned to a person other than the registered Holder, or if Exchange Notes are to be issued in the name of or sent to a person other than the registered Holder, then the signatures on this Letter of Transmittal accompanying the tendered Old Notes must be guaranteed by an Eligible Institution as described above. See Instruction 5.

     2. Delivery of Letter of Transmittal and Old Notes. This Letter of Transmittal is to be completed by Holders if (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by such Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth under the caption "The Exchange Offer - Procedures for Tendering Old Notes" and "Book-Entry; Delivery and Form" in the Prospectus; or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer - Guaranteed Delivery Procedures" in the Prospectus. All physically delivered Old Notes, or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover page hereto on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     If a Holder desires to tender Old Notes pursuant to the Exchange Offer and time will not permit this Letter of Transmittal, certificates representing such Old Notes and all other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, such Holder must tender such Old Notes pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer - Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures,
(i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, or an Agent's Message with respect to guaranteed delivery that is accepted by the Company, must be received by the Exchange Agent, either by hand delivery, mail, telegram, telex, or facsimile transmission, on or prior to the Expiration Date; and (iii) the certificates for all tendered Old Notes, in proper form for transfer (or confirmation of a book-entry transfer of all Old Notes delivered electronically into the Exchange Agent's account at DTC pursuant to the procedures for such transfer set forth in the Prospectus), together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or in the case of a book-entry transfer, a properly transmitted Agent's Message, must be received by the Exchange Agent within two business days after the date of the execution of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OR AGENT'S MESSAGE DELIVERED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO SUCH DATE.

     No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Old Notes for exchange.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Old Notes should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders. (Not applicable to Holders who tender by book-entry transfer). If Holders wish to tender less than the entire principal amount evidenced by any Old Note submitted, such Holders must fill in the principal amount that is to be tendered in the column entitled "Principal Amount Tendered." The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000 in principal amount. In the case of a partial tender of Old Notes, as soon as practicable after the Expiration Date, new certificates for the remainder of the Old Notes that were evidenced by such Holder's old certificates will be sent to such Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal. The entire principal amount that is represented by Old Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated.

     5. Signatures on Letter of Transmittal Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signatures must correspond exactly with the name(s) as written on the face of the certificate(s). If this Letter of Transmittal is signed by a participant of DTC whose name is shown as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

     If any of the Old Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Old Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Old Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.

     When this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes listed herein and transmitted hereby, no endorsements of Old Notes or separate instruments of transfer are required unless Exchange Notes are to be issued, or Old Notes not tendered or exchanged are to be issued, to a person other than the registered Holder(s), in which case signatures on such Old Notes or instruments of transfer must be guaranteed by an Eligible Institution.

     IF THIS LETTER OF TRANSMITTAL IS SIGNED OTHER THAN BY THE REGISTERED HOLDER(S) OF THE OLD NOTES LISTED HEREIN, THE OLD NOTES MUST BE ENDORSED OR ACCOMPANIED BY APPROPRIATE INSTRUMENTS OF TRANSFER, IN EITHER CASE SIGNED EXACTLY AS THE NAME(S) OF THE REGISTERED HOLDER(S) APPEAR ON THE OLD NOTES AND SIGNATURES ON SUCH OLD NOTES OR INSTRUMENTS OF TRANSFER ARE REQUIRED AND MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

     6. Special Issuance and Delivery Instructions. If certificates for Exchange Notes or unexchanged or untendered Old Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes or such Old Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown herein, the appropriate boxes on this Letter of Transmittal should be completed. All Old Notes tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated herein as the account for which such Old Notes were delivered.

     7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Old Notes to it, or to its order, pursuant to the Exchange Offer. If Exchange Notes, or Old Notes not tendered or exchanged are to be registered in the name of any persons other than the registered owners, or if tendered Old Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person must be paid to the Company or the Exchange Agent (unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted) before the Exchange Notes will be issued.

     8. Waiver of Conditions. The conditions of the Exchange Offer may be amended or waived by the Company, in whole or in part, at any time and from time to time in the Company's sole discretion.

     9. Substitute Form W-9. Each tendering owner of an Old Note (or other payee) is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN"), generally the owner's social security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided hereafter under "Important Tax Information," and to certify that the owner (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering owner (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax withholding on any interest on Exchange Notes paid to such holder. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering owner (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 31% on all such payments of interest on Exchange Notes until a TIN is provided to the Exchange Agent.

     10. Broker-Dealers Participating in the Exchange Offer, Persons Subject to Prospectus Delivery Requirements. If no broker-dealer or other person subject to prospectus delivery obligations checks the last box on page 7 of this Letter of Transmittal, the Company has no obligation under the Exchange and Registration Rights Agreement to allow the use of the Prospectus for resales of the Exchange Notes by broker-dealers or others or to maintain the effectiveness of the Registration Statement (of which the Prospectus is a part) after the consummation of the Exchange Offer.

     11. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent at the telephone numbers and location listed above. A Holder or owner may also contact such Holder's or owner's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH CERTIFICATES REPRESENTING THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION



     Under federal income tax law, an owner of Old Notes whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with such owner's current TIN on Substitute Form W-9 below. If such owner is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the owner or other recipient of Exchange Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any interest on Exchange Notes paid to such owner or other recipient may be subject to 31% backup withholding tax.

     Certain owners of Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that owner must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.



PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding, the owner is required to notify the Exchange Agent of the owner's current TIN (or the TIN of any other payee) by completing the following form, certifying that the TIN provided on Substitute Form W-9 is correct (or that such owner is awaiting a TIN), and that (i) the owner has not been notified by the Internal Revenue Service that the owner is subject to backup withholding as a result of failure to report all interest or dividends or
(ii) the Internal Revenue Service has notified the owner that the owner is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the owner of the Old Notes. If the Old Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9," for additional guidance on which number to report.

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
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SUBSTITUTE                          PART 1   PLEASE  PROVIDE YOUR TIN               Social security number(s) or
FORM W-9                                     IN THE BOX AT RIGHT AND CERTIFY        Employer Identification Number(s)
                                             BY SIGNING AND DATING BELOW
                                                                                    _________________________________

                                  --------------------------------------------------------------------------------------------------


DEPARTMENT OF THE TREASURY          PART 2 - Certification - Under the penalties of perjury, I certify that:
INTERNAL REVENUE SERVICE            (1)      The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
PAYOR'S REQUEST FOR TAXPAYER        (2)      I am not subject to backup withholding because: (a) I am exempt from
IDENTIFICATION NUMBER                        backup withholding or (b) I have not been notified by the Internal
("TIN")                                      Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                             CERTIFICATION INSTRUCTIONS  You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                                  --------------------------------------------------------------------------------------------------

                                    SIGNATURE_________________________                  PART 3-

                                    DATE______________________________                  Awaiting TIN []

------------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FROM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31%. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 3 OF SUBSTITUTE FORM W-9


      CERTIFICATE OF A WAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in The near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me will be withheld until I provide a taxpayer identification number.

Signature__________________________     Date__________________________